Exhibit 10.20
PLACEMENT AGENT AGREEMENT
December   , 2007
Rodman & Renshaw, LLC
1270 Avenue of the Americas
New York, NY 10020
Dear Sirs:
     1. Introductory. PolyMedix Inc., a Delaware corporation (the “Company”) is offering (the “Offering”) up to                                          (the “Units”) each consisting of one share of common stock of the Company (the “Shares”) and a warrant, exercisable for five years, to purchase           % of a Share at an exercise price of $           per whole share (the “Warrants” and together with the Shares, the “Securities”), in an offering at a purchase price of $           per Unit (the “Offering Price”). The Company hereby confirms its agreement (the “Engagement Letter”) dated October 16, 2007 with Rodman & Renshaw, LLC (“Rodman” or the “Placement Agent”).
     2. Registration Statement. The Company represents, warrants to each of the Placement Agent and each sub-placement agent and/or selected dealer, and agrees with each such person (collectively, the “Agents”) that:
     (a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (Registration File No. 333-146180) under the Securities Act of 1933, as amended (the “Securities Act”), for the registration under the Securities Act of the Units. At the time of such filing, the Company met the requirements of Form SB-2 under the Securities Act. Such registration statement meets the requirements set forth in Rule 430A under the Securities Act and complies with said Rules. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Shares and the plan of distribution thereof and such other information as may have been omitted from the Base Prospectus in compliance with Rule 430A and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.
     (b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. The Registration Statement, complied in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, and each Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, no post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.
     (c) The Company is not eligible to use free writing prospectuses in connection with the Offering pursuant to Rules 164 and 433 under the Securities Act. The Company will not prepare, use or refer to, any free writing prospectus.
     (d) The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Units other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.
     3. Representations and Warranties of the Company. Except as set forth in the Registration Statement or under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each of the Agents:
     (a) Organization and Qualification. All of the direct and indirect subsidiaries (individually, a “Subsidiary”) of the Company are set forth in the Registration Statement. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any “Liens” (which for purposes of this Agreement shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any subscription agreement or Warrant made with any investor (together with the Agreement, the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no “Proceeding” (which for purposes of this Agreement shall mean any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.
     (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the “Required Approvals” (as defined in subsection 3(D) below). Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
     (c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.
     (d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other “Person” (defined as an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind, including, without limitation, any Trading Market (as defined below)) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than such filings as are required to be made under applicable federal and state securities laws (collectively, the “Required Approvals”).
     (e) Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Transaction Documents. The issuance by the Company of the Securities has been registered under the Securities Act and all of the Shares are freely transferable and tradable by the persons entering into Subscription Agreements in respect of the Units (the “Purchasers”) without restriction (other than any restrictions arising solely from an act or omission of a Purchaser). The Securities are being issued pursuant to the Registration Statement and the issuance of the Securities has been registered by the Company under the Securities Act. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder. Upon receipt of the Securities, the Purchasers will have good and marketable title to such Securities and the Shares will be freely tradable on the “Trading Market” (which, for purposes of this Agreement shall mean means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board).
     (f) Capitalization. The capitalization of the Company is as set forth in the Registration Statement. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan and pursuant to the conversion or exercise of securities exercisable, exchangeable or convertible into Common Stock (“Common Stock Equivalents”). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.
     (g) SEC Reports; Financial Statements. The Company has complied in all material respects with requirements to file all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports and in the Base Prospectus comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
     (h) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Base Prospectus, except as specifically disclosed in the Base Prospectus, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or “Affiliate” (defined as any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act), except pursuant to existing Company equity compensation plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3(H), no material event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed one (1) Trading Day (any day on which the New York Stock Exchange is open for business) prior to the date that this representation is made.
     (i) Litigation. There is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (j) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.
     (k) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have a Material Adverse Effect.
     (l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Base Prospectus, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
     (m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.
     (n) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with their respective businesses as described in the Base Prospectus and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage of up to $10 million. To the best knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
     (p) Transactions with Affiliates and Employees. Except as set forth in the Base Prospectus, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for payment of salary or consulting or director fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option or other agreements under any equity compensation plan of the Company.
     (q) Sarbanes-Oxley. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date hereof and of the closing date of the Offering.
     (r) Certain Fees. Except as otherwise provided in this Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.
     (s) Trading Market Rules. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the OTC Bulletin Board.
     (t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
     (u) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.
     (v) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The

Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.
     (w) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.
     (x) Solvency. The Company does not intend to incur debts beyond its ability to pay debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.
     (y) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.
     (z) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
     (aa) Accountants. The Company’s accountants are Deloitte & Touche LLP. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s next Annual Report on Form 10-K or Form 10-KSB, are a registered public accounting firm as required by the Securities Act.
     (bb) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, during the Offering, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the

Securities (other than for the Placement Agent’s or any sub-agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.
     (cc) Approvals. The issuance and trading on the OTC Bulletin Board of the Shares requires no further approvals, including but not limited to, the approval of shareholders.
     (dd) FINRA Affiliations. There are no affiliations with any Financial Industry Regulatory Authority (“FINRA”) member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company.
     4. Representations, Warranties and Covenants of the Placement Agent. The Placement Agent represents and warrants to, and agrees with, the Company that:
     (a) The Placement Agent is duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, with power and authority to perform its obligations under this Agreement; it is a broker-dealer registered and in good standing under the Exchange Act and under the securities or Blue Sky laws of each state in which the Units are being offered or sold by it, and it is a member in good standing of the FINRA and will comply with NASD Conduct Rule 2740 and all other applicable federal or state securities laws and FINRA and NASD rules and regulations.
     (b) The Placement Agent has received the representations and warranties of each other Agent that such Agent is (a) a member in good standing of the FINRA and will comply with NASD Conduct Rule 2740 and all other applicable federal or state securities laws and FINRA and NASD rules and regulations, or (b) a foreign dealer or institution that is not eligible for membership in the FINRA and that has agreed (i) not to sell Securities within the United States of America, its territories or possessions or to persons who are citizens thereof or residents therein; (ii) that any and all sales of Securities shall be in compliance with Rule 2110-01 of the NASD’s Conduct Rules; (iii) to comply, as though it were a member of the FINRA, with Rules 2730, 2740 and 2750 of the NASD’s Conduct Rules, and to comply with Rule 2420 thereof as that Rule applies to a non-member broker or dealer in a foreign country.
     (c) There are no legal or governmental proceedings pending to which Rodman is a party or of which any of its properties is the subject or, to its knowledge, threatened, which, if determined adversely to Rodman, would individually or in the aggregate materially and adversely affect Rodman’s ability to perform Rodman’s obligations under this Agreement.
     (d) No consent, approval, authorization or order of any court or governmental authority or agency is required for the performance by Rodman of its obligations under this Agreement, except such as may be required by the FINRA or under Regulation D or state securities or Blue Sky laws.
     (e) This Agreement has been duly and validly executed and delivered by or on behalf of Rodman and constitutes a legal, valid, and binding obligation of Rodman enforceable in accordance with its terms, except to the extent that its enforceability is limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and except as enforceability of the indemnity and contribution provisions contained in Section 7 hereof may be limited by applicable law or principles of public policy.

     (f) The Placement Agent shall not, without the prior written consent of the Company, which consent shall not be unreasonably withheld, engage any sub-placement agent and/or selected dealer for the purpose of placing the Securities, other than Carter Securities, Inc. and Fordham Financial Management, Inc.
     5. Offering and Sale of the Units. (a) Each person desiring to purchase Units will be required to complete, execute, and deliver to Rodman and the Company an executed copy of the Subscription Agreement between such Purchaser and the Company.
     (b) Upon the Company’s acceptance of subscriptions (in its sole discretion), payment of the purchase price for the Units by the Purchasers, and delivery of the Units, with respect to each Purchaser, (a “Closing”), shall then be made at such place and time as shall be agreed upon between Rodman and the Company (a “Closing Date”).
     (c) As compensation for Rodman’s services the fees (including issuance of Warrants) set forth in the Engagement Letter shall be made to Rodman and each other Agent, pursuant to an allocation instruction therefor made to the Company by Rodman.
     (d) Neither Rodman nor the Company shall, directly or indirectly, pay or award any finder’s fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of the Units; provided, however, that the Agent’s fees and other normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling the Units shall not be prohibited hereby.
     (e) The Company will prepare and file such statements and reports as are or may be required to enable the Shares and Warrants to be qualified for sale or eligible for offer and sale pursuant to an exemption from registration under the securities laws of such jurisdictions as the Placement Agent may designate.
     6. Covenants and Agreements of the Company. The Company covenants and agrees with each Agent that:
     (a) It will cooperate with the Agents to enable the Shares and Warrants to be qualified for sale or eligible for offer and sale pursuant to an exemption from registration under the securities laws of such jurisdictions as the Placement Agent may designate, subject to approval by the Company, and at Rodman’s request will make such applications and furnish such information as may be required of it for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdiction or to subject itself to taxation. It will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for the distribution of the Shares and/or Warrants.
     (b) It will make available to the Placement Agent and each purchaser of Units at a reasonable time prior to the closing the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of any information in the SEC Reports or otherwise furnished by the Company to the Placement Agent or any purchaser of Units; provided, however, that the Company shall not be required to disclose any material nonpublic information to any purchaser of Units.
     (c) The Company will file all reports required by applicable law or registration with regard to sales of the Units and use of the proceeds therefrom.
     (d) The Company shall not offer, sell, contract to sell, pledge or other wise dispose of, directly or indirectly, or file any Securities Act registration statement with the Commission relating to any shares of Common Stock or common stock equivalents, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Placement Agent for a period of 90 days from the date of the Prospectus Supplement, except issuances or the obligation to file a registration statement pursuant to existing contractual rights or obligations or issuances pursuant to the exercise of employee stock options or warrants outstanding on the date of the Prospectus Supplement or pursuant to conversion or convertible notes outstanding on the date of the Prospectus Supplement. Provided, however, that in the event that either (1) during the last 17 days of the 90-day period described herein, the Company release s earnings results or material news or a material event occurs relating to the Company, or (2) prior to the expiration of such 90-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then, in either case, the 90 day period shall be extended until the expiration of the 18-day period beginning on the actual date of the release of the earnings results or the occurrence of the material new or event, unless such extension is waived in writing by the Placement Agent.

     7. Indemnification and Contribution. The following provisions of this Section 7 shall, as to the services provided hereunder, and as to the indirect engagement of Agents other than Rodman pursuant to the Engagement Letter, supersede the provisions related to indemnification and contribution set forth in the Engagement Letter:
     (a) In connection with the Company’s engagement of Rodman as placement agent, the Company hereby agrees to indemnify and hold harmless Rodman and its Affiliates and each sub-placement agent and/or selected dealer, and their respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing (collectively the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), (collectively a “Claim”), which are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with the Company’s engagement (directly or indirectly) of any Agent, or (B) otherwise relate to or arise out of any Agent’s activities on the Company’s behalf hereunder or directly or indirectly under the Engagement Letter, and the Company shall reimburse each such Indemnified Person for all expenses (including the reasonable fees and expenses of not more than one counsel per Agent) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Company will not, however, be responsible for any Claim, which is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification for such Claim or the result of a violation of any applicable federal or state securities laws or FINRA or NASD rules or regulations by the Placement Agent or any Indemnified Person. The Company further agrees that no Indemnified Person shall have any liability to the Company in connection with services provided hereunder or, directly or indirectly under the Engagement Letter except for any Claim incurred by the Company as a result of such Indemnified Person’s gross negligence or willful misconduct or the result of a violation by such Indemnified Person of any applicable federal or state securities laws or FINRA or NASD rules or regulations.
     (b) The Company further agrees that it will not, without the prior written consent of Rodman, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim, provided that if an Agent (or any controlling persons, directors, officers, shareholders, agents or employees of such Agent) other than Rodman is an actual party to such Claim, the consent of such Agent shall also be required), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person from any and all liability arising out of such Claim.
     (c) Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses. If the Company so elects or is requested by such Indemnified Person, the Company will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and the Company, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend him, her or it in any such Claim and the Company shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if the Company fails to timely or diligently defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In addition, with respect to any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such Claim and to retain his, her or its own counsel therefor at his, her or its own expense.
     (d) The Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not an Agent is the Indemnified Person), the Company and each Agent shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the Agents on the other, subject to the limitation that in no event shall the amount of any Agent’s contribution to such Claim exceed the amount of fees actually received by such Agent from the Company pursuant to the Engagement Letter and this Agreement. The Company hereby agrees that the relative benefits to the Company, on the one hand, and each Agent on the other, shall be deemed to be in the same proportion as (i) the total value paid or proposed to be paid or received by the Company or its stockholders as the case may be, pursuant to the Offering (whether or not consummated) bears to (ii) the fee paid or proposed to be paid to each Agent in connection with such engagement.
     (e) The Company’s indemnity, reimbursement and contribution obligations under this Agreement shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity.
     8. Survival of Indemnities, Representations, Warranties, etc. The respective representations and warranties of Rodman and the Company as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of Rodman, the Company, or any of the officers or directors of the Company or any controlling person, and shall survive delivery of and payment for the Units for a period ending on the date two years subsequent to the Closing Date.
     9. Conditions of Agents’ Obligations. Rodman’s and each other Agent’s obligations hereunder are subject to the accuracy in all material respects at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Date, of the representations and warranties made herein by the Company to the compliance in all material respects at and as of the Closing Date by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date and to the following additional conditions:
     (a) Rodman shall not have stated in writing prior to each Closing Date to the Company that the Base Prospectus, Prospectus Supplement or any Exchange Act Document, or any amendment or supplement thereto contains an untrue statement of fact which, in Rodman’s reasonable opinion, is material, or omits to state a fact which, in the reasonable opinion of Rodman, is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     (b) Rodman shall have received a certificate, dated the Closing Date, on behalf of the Company by the Chief Executive Officer or the President and the chief financial or accounting officer of the Company to the effect that:

     (i) To the best of the knowledge of the signers, the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (ii) Between the date of this Agreement and the Closing Date, no litigation has been instituted or, to the knowledge of the Company, threatened against the Company or the Company of a character required to be disclosed in an Exchange Act Document, that has not been so disclosed to the Agents; and
     (iii) Between the date of this Agreement and the Closing Date, there has not been any material adverse change in the financial condition, business, or results of operations of the Company or the Company.
(c) The Company shall have furnished to the Placement Agent such additional certificates as Rodman may have reasonably requested as to the accuracy, at and as of the Closing Date, of the representations and warranties made herein by it, as to compliance at and as of the Closing Date by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date and as to other conditions to the Agents’ obligations hereunder.
(d) The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agent, with reliance language for any authorized co-placement agent or selected dealer, date as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.
(e) Each officer and director of the Company shall have executed and delivered to the Placement Agent a written agreement, in customary form, pursuant to which such individual shall agree that he or she shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or common stock equivalents, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction is to be settled by delivery of Common Stock or other securities, cash or otherwise, or publicly disclose the intention to enter into any of the foregoing transactions, without the prior written consent of the Placement Agent for a period of 90 days from the date of the Prospectus Supplement. Provided, however, that in the event that either (1) during the last 17 days of the 90-day period described herein, the Company releases earnings results or material news or a material event occurs relating to the Company, or (2) prior to the expiration of such 90-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then, in either case, the 90 day period shall be extended until the expiration of the 18-day period beginning on the actual date of the release of the earnings results or the occurrence of the material new or event, unless such extension is waived in writing by the Placement Agent.
If any of the conditions provided for in this Section 9 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by Rodman by notifying the Company of such termination in writing at or prior to a Closing Date, but Rodman shall be entitled to waive any of such conditions.
     10. Effective Date. This Agreement shall become effective at 10:00 A.M., New York city time, on the date hereof (the “Effective Time”).
     11. Termination. (a) This Agreement shall terminate automatically and without further action by any party upon termination of the Engagement Letter.
     (b) This Agreement may be terminated at any time by Rodman by notice to the Company (i) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange, any of the NASDAQ stock markets or the OTC Bulletin Board (collectively, the “Exchanges”) shall have been suspended for longer than four consecutive hours or minimum or maximum prices shall have been established on any such Exchange, or a banking moratorium shall have been declared by New York or United States authorities; (ii) if at or prior to the Closing Date there shall have been a material escalation of hostilities between the United States and any foreign country, or any other material insurrection or armed conflict involving the United States which, in Rodman’s reasonable judgment, after consultation with the Company, makes it impracticable or inadvisable to offer or sell the Units; or (iii) if there shall be any material litigation or regulatory action, pending or threatened against or involving the Company, which, in the reasonable judgment of the Placement Agent, after consultation with the Company, makes it impracticable or inadvisable to offer or deliver the Units on the terms contemplated by this Agreement.

     (c) In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 7 and 11(d).
     (d) If the Company terminates this Agreement for any reason (other than Rodman’s material failure to comply with its obligations under this Agreement or material breach of Rodman’s representations and warranties) or the Offering fails to close because of the Company’s breach of any representations or warranties contained in this Agreement or the Company’s failure to fulfill its covenants and agreements contained in this Agreement, the Company shall pay reasonable out-of-pocket expenses incurred as provided in the Engagement Letter.
     12. Notices. All notices or other communications that are required or permitted under this Agreement shall be made as provided for in the Engagement Letter. Any notice or other communication to an Indemnified Person, shall be made to Rodman, the applicable Agent (if such Agent or any any controlling persons, directors, officers, shareholders, agents or employees of such Agent is an Indemnified Person) to such address as such Agent may from time-to-time provide to the Company in writing, and to a non-Agent Indemnified Person, at such address as such person may from time-to-time provide to the Company in writing.
     13. Successors. This Agreement shall inure to the benefit of and be binding upon Rodman, the Company, and their respective successors and legal representatives, except that neither the Company nor Rodman may, except as otherwise provided herein, assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other.
     14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State New York or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement. The prevailing party in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable attorney fees, incurred by the prevailing party.
     If the foregoing correctly sets forth our understanding please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

Very truly yours,

POLYMEDIX, INC.

By

Name:

Title:

Accepted as of the date first above written
RODMAN & RENSHAW, LLC

By:

Name:

Title: